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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the reference to our firm under the caption Independent Accountants and to the use of our reports dated February 14, 1997, except for
Note 4 which is dated April 29, 1997, and March 6, 1996, in Amendment No. 1 to the Registration Statement Form S-3 No. 333-26207 and related Prospectus of PHP Healthcare Corporation for the registration of 7,532,266 shares of its common stock.



                                          /s/ Ernst & Young LLP



Iselin, New Jersey
February 26, 1998